UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Scott’s Liquid Gold–Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date filed:

Explanatory Note

Scott’s Liquid Gold-Inc., a Colorado corporation, is filing definitive additional materials contained in this Schedule 14A in connection with a definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 3, 2020. The proxy cards and ballots included in the definitive proxy statement filed with the SEC on April 3, 2020 were updated and should be replaced in their entirety by the definitive additional materials included in this Schedule 14A.

VOTE BY INTERNET - www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of  information up until 9:59 p.m., Mountain Time, on May 4, 2020. Have your ESOP  Ballot in hand when you access the website and follow the instructions to obtain  your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy  materials, you can consent to receiving all future proxy statements, ESOP  Ballots and annual reports electronically via e-mail or the Internet. To sign up  for electronic delivery, please follow the instructions above to vote using the  Internet and, when prompted, indicate that you agree to receive or access proxy  materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until  9:59 p.m., Mountain Time, on May 4, 2020. Have your ESOP Ballot in hand  when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your ESOP Ballot and return it in the postage-paid  envelope we have provided or return it to Vote Processing, c/o Broadridge,  51 Mercedes Way, Edgewood, NY 11717.  SCOTT'S LIQUID GOLD-INC.  4880 HAVANA ST., SUITE 400  DENVER, CO 80239  ATTN: SHELLEY KENNISON  D11408-P38871-Z76809  THIS ESOP BALLOT IS VALID ONLY WHEN SIGNED AND DATED.  SCOTT'S LIQUID GOLD-INC.   Withhold  All  For All  Except  For  All   To withhold authority to vote for any individual  nominee(s), mark "For All Except" and write the  number(s) of the nominee(s) on the line below.  The Board of Directors recommends you vote FOR the  following nominees:  !  !  !  1. Election of Directors   Nominees:  01) Leah S. Bailey  02) Mark E. Goldstein  03) Gerald J. Laber, CPA  04) Philip A. Neri  05) Kevin A. Paprzycki  06) Andrew J. Summers  Please sign exactly as your name(s) appear(s) hereon.

Important notice regarding availability of proxy materials for the Annual Meeting of Shareholders to be  held on May 8, 2020 or any adjournment thereof: The Proxy Statement for the Annual Meeting,  the form of proxy and the Annual Report on Form 10-K for the year ended December 31, 2019  are available at the Company's website at www.slginc.com under the  "Investor Relations" tab.  D11409-P38871-Z76809   Scott's Liquid Gold-Inc. Employee Stock Ownership Plan  ESOP Ballot  As a participant in the Scott's Liquid Gold-Inc. Employee Stock Ownership Plan (the "Plan"), you are receiving the enclosed ESOP  Ballot in connection with the Scott's Liquid Gold-Inc. (the "Company") Annual Meeting of Shareholders to be held at 10:00 a.m.,  Mountain Time, on May 8, 2020. The sole assets of the Plan are shares of common stock of the Company which are held in the  Company's Employee Stock Ownership Trust (the "Trust," collectively with the Plan, the "ESOP"). As a precaution due to the outbreak  of Coronavirus Disease 2019 (COVID-19), the Company is planning for the possibility that the Annual Meeting may be held only  through remote communication. If the Company takes this step, we will announce it in advance of the Annual Meeting together  with details about how to participate.   As a participant, a certain number of shares have been allocated to your account in the ESOP (your "ESOP Stock"). You are entitled  to direct the Trustees of the Plan as to how you want the Trustees to vote your ESOP Stock at the Annual Meeting of Shareholders.  Mark E. Goldstein and Kevin A. Paprzycki are currently the trustees (the "Trustees") of the ESOP. Note that you are not, yourself,  entitled to vote your ESOP Stock at the Annual Meeting of Shareholders.  You are also receiving the Proxy Statement to provide you with information concerning the matters to be voted on at the  Annual Meeting of Shareholders.  The shares allocated to ESOP participants who fail to properly or timely complete their ESOP Ballots are voted by the Trustees in  the best interests of the ESOP participants as provided under the terms of the ESOP.  Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery  of information up until 11:59 p.m. Eastern Time the day before the meeting  date. Have your proxy card in hand when you access the website and follow  the instructions to obtain your records and to create an electronic voting  instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy  materials, you can consent to receiving all future proxy statements, proxy cards  and annual reports electronically via e-mail or the Internet. To sign up for  electronic delivery, please follow the instructions above to vote using the Internet  and, when prompted, indicate that you agree to receive or access proxy materials  electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until  11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card  in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid  envelope we have provided or return it to Vote Processing, c/o Broadridge,  51 Mercedes Way, Edgewood, NY 11717.  SCOTT'S LIQUID GOLD-INC.   C/O BROADRIDGE  P.O. BOX 1342  BRENTWOOD, NY 11717  D11410-P38871-Z76809  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  SCOTT'S LIQUID GOLD-INC.   For  All   Withhold  All For All  Except  To withhold authority to vote for any individual  nominee(s), mark "For All Except" and write the  number(s) of the nominee(s) on the line below.  The Board of Directors recommends you vote FOR the  following nominees:  !  !  !  1. Election of Directors   Nominees:  01) Leah S. Bailey  02) Mark E. Goldstein  03) Gerald J. Laber, CPA  04) Philip A. Neri  05) Kevin A. Paprzycki  06) Andrew J. Summers  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney,  executor, administrator, or other fiduciary, please give full title as such. Joint owners  should each sign personally. All holders must sign. If a corporation or partnership,  please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  D11411-P38871-Z76809   PROXY STATEMENT  ANNUAL MEETING OF SHAREHOLDERS  To Be Held May 8, 2020 This proxy is solicited by the Board of Directors  The enclosed proxy is solicited by and on behalf of the Board of Directors of Scott's Liquid Gold-Inc., a Colorado corporation  (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on May 8, 2020 at the Company's offices located at 4880 Havana St., Suite 400, Denver, CO 80239, or any adjournment thereof.  This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company  on or about March 27, 2020. As a precaution due to the outbreak of Coronavirus Disease 2019 (COVID-19), the Company is  planning for the possibility that the Annual Meeting may be held only through remote communication. If the Company takes  this step, we will announce it in advance of the Annual Meeting together with details about how to participate.  Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's Corporate Secretary, by voting in person at the meeting or by filing at the meeting a later  executed proxy.  By signing the proxy, you revoke all prior proxies and appoint Mark E. Goldstein and Kevin A. Paprzycki, and each of them acting  in the absence of the other, with full power of substitution, as your proxies to vote all the shares on the matters shown on the  reverse side and any other matters which may come before the Annual Meeting and any adjournment thereof.  If no choice is specified, the proxy will vote "FOR" the election of directors. The proxy may vote in his discretion on such other  business as may properly come before the meeting or any adjournment thereof.  Continued and to be signed on reverse side